Exhibit 10.1
CONVERTIBLE NOTE PURCHASE AGREEMENT

This CONVERTIBLE NOTE PURCHASE AGREEMENT (this “Agreement”), dated August 5, 2026, is entered into by and between Silvaco Group, Inc., a Delaware corporation (the “Company”), and Micron Technology, Inc., a Delaware corporation (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, a Senior Convertible Promissory Note representing a principal amount of indebtedness in an amount equal to $10,000,000 (the “Principal Amount”) in the form attached hereto as Exhibit A (the “Note”), which will be convertible into a number of shares of the common stock of the Company, par value $0.0001 (“Common Stock”), pursuant to the terms of the Note (such shares of Common Stock issued upon conversion of the Note, the “Shares”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

Section 1.Closing; Closing and Post-Closing Deliveries.

(a)    Upon the terms and subject to the conditions set forth herein, at [●] a.m. Pacific Time on the first business day following the date of this Agreement on which each of the conditions set forth in Section 2 of this Agreement have been satisfied or waived, or such other time and/or date as may be mutually agreed upon by the Company and the Purchaser in writing (the “Closing Date”), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Note upon the payment of the principal amount of the Note by the Purchaser to the Company, by wire transfer of immediately available funds in accordance with written wire instructions furnished by the Company to the Purchaser (the consummation of such transaction, the “Closing”).

(b)    At the Closing, the Purchaser shall deliver to the Company a wire transfer of immediately available funds in an amount equal to the Principal Amount.

(c)    the Company shall deliver to the Purchaser a duly authorized, validly issued and properly executed Note (including, without limitation, as promptly as practicable following receipt of the wire transfer from the Purchaser of the Principal Amount, the originally executed Note in accordance with Section 8 of this Agreement).

Section 2.Closing Conditions.

(a)    The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)all representations and warranties of the Purchaser contained herein shall have been accurate in all material respects when made and on the Closing Date;

(ii)the Company shall have obtained all necessary “blue sky” law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer, sale and issuance of the Note; and

(iii)the Purchaser shall have delivered all of the items set forth in Section 1(b) of this Agreement.

(b)    The respective obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)all representations and warranties of the Company contained herein shall have been accurate in all material respects when made and on the Closing Date; and

(ii)the Company shall have delivered the items set forth in Section 1(c) of this Agreement.

Section 3.Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as of the date of this Agreement and as of the Closing Date as follows:

(a)     The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and enter into and to consummate the transactions and otherwise to carry out its obligations hereunder. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a material adverse effect.

(b)    This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including, without limitation, principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c)     The Shares, when issued, will be duly authorized, validly issued, fully paid and nonassessable, and will have the rights, preferences, and privileges specified in the certificate of incorporation of the Company then in effect.

(d)    No state, federal or foreign regulatory approvals, permits, licenses or consents or other contractual or legal obligations are required with respect to the Company in order for the Company to enter into this Agreement or issue the Note, except those which the Company will have obtained prior to the Closing.

(e)    The Company owns beneficially and of record all of this issued and outstanding shares of capital stock and all other equity or equity linked securities of the Operating Subsidiary (as defined in the Note).

Section 4.Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as of the date of this Agreement and as of the Closing Date as follows:

(a)     The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and enter into and to consummate the transactions and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Purchaser.

(b)    The Purchaser is an “Accredited Investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

(c)    The Purchaser is purchasing the Note for the Purchaser’s own account, for investment purposes only and not with a present intention of entering into or making any subsequent sale, assignment, conveyance, pledge, hypothecation or other transfer thereof.

(d)     The Purchaser is familiar with the business in which the Company is engaged, and based upon its knowledge and experience in financial and business matters, it is familiar with the investments of the type that it is undertaking to purchase; it is fully aware of the problems and risks involved in making an investment of this type; and it is capable of evaluating the merits and risks of this investment.

(e)    The Purchaser acknowledges that, prior to executing this Agreement, it has had the opportunity to ask questions of, and receive satisfactory answers from, representatives of the Company, about the Company and the Note and any additional information deemed necessary by the Purchaser in making an investment decision with respect to the Note.

(f)    The Purchaser understands that the Note purchased by the Purchaser is deemed “restricted securities” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and it may not be sold, assigned, conveyed, pledged, hypothecated or otherwise transferred by a holder thereof except pursuant to Rule 144, pursuant to an effective Registration Statement registering the Note under the Securities Act or pursuant to any other available exemption from the registration requirements of the Securities Act then in effect. Further, the following legends (or similar language) shall be placed on such certificate(s) representing the Note:

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

This Agreement constitutes a binding obligation of the Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including, without limitation, principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity). No state, federal or foreign regulatory approvals, permits, licenses or consents or other contractual or legal obligations are required with respect to the Purchaser in order for the Purchaser to enter into this Agreement or purchase the Note.

(i)    The Purchaser is not purchasing the Note as a result of any advertisement, article, notice or other communication regarding the Note or any other securities of the Company published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. The Purchaser was not solicited through any form of general solicitation; the Purchaser became interested in the private offering contemplated by this Agreement by means other than a registration statement; and the Purchaser has a substantive, pre-existing relationship with the Company.

(j)     The Purchaser understands that nothing in this Agreement, the Note, or any other materials presented to the Purchaser in connection with the purchase and sale of the Note constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Note.

(k)     The Purchaser acknowledges that certain statements included in any investor presentation provided in connection with this Agreement are “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties. The Purchaser acknowledges that the Company has based these statements on its expectations about future events, but such statements and projections are subject to numerous known and unknown risks and uncertainties. The Purchaser acknowledges that the Company cannot assure the Purchaser that these expectations will be achieved and that the Company’s actual results may differ materially from what it currently expects. The Purchaser further acknowledges that the comparisons provided of other companies and other sector information is provided for reference only and the Company cannot assure the Purchaser that similar results will be obtained by the Company.

Section 5.Covenants.

(a)The Company shall use reasonable best efforts, and the Purchaser shall reasonably cooperate with the Company’s efforts, to promptly prepare and file all necessary documentation and to effect all applications that are necessary or advisable under applicable law with respect to the transactions contemplated hereunder so that any applicable waiting period shall have expired or been terminated as soon as practicable after the date hereof.

(b)The Purchaser shall not (except to the extent required by applicable law, legal process or the rules and regulations of any national securities exchange) issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. The Company shall not (except to the extent required by applicable law, legal process or the rules and regulations of any national securities exchange or, subject to the provisions of Section 6(e) of this Agreement, in the Resale Registration Statement) issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

(c)At all times while the Purchaser owns any of the Shares, the Company will use its reasonable best efforts to maintain the quotation of its Common Stock on an exchange operated by the Nasdaq Stock Market, LLC or another “national securities exchange” under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and will comply in all material respects with the Company’s reporting, filing and other obligations under the rules of any such market or exchange, as applicable.

(d)At all times while the Note remains outstanding, (i) the Company shall not, individually or together, in a single transaction or series of transactions, incur, maintain, carry, assume, guarantee, pledge or encumber any of its assets as security for, or otherwise have any obligation (A) to repay any other indebtedness for borrowed money (other than, for clarity, trade payables incurred in the ordinary course of business), other than up to $50,000,000 of aggregate consolidated indebtedness for borrowed money of the Company and the Operating Subsidiary, or (B) under any finance lease, other than any finance lease to acquire new property secured solely by such newly acquired property, which otherwise permitted indebtedness or finance lease under each of the foregoing clauses (A) and (B), respectively, is expressly subordinated to the Company’s obligations under the Note and this Agreement, as applicable, on terms and conditions reasonably acceptable to the Purchaser, and (ii) the Company shall ensure a sufficient number of authorized but unissued shares of Common Stock are available under its certificate of incorporation to permit the conversion of the Note in accordance with its terms.

(e)At all times while the Note remains outstanding, the Purchaser shall be entitled to receive from the Company, but only upon the Purchaser’s express written request, quarterly unaudited and annual audited financial statements, monthly and other financial reports presented to the Company’s board of directors, any requests for action by the Company’s stockholders or actions taken by written consent taken by the Company’s stockholders, and such other information relating to the financial condition, business, prospects, or corporate affairs of the Company and the Company Subsidiary as the Purchaser may request in writing from time to time (and that does not directly relate to information concerning any competitor of the Purchaser); provided, however, that the Company shall not be obligated hereunder to provide information (a) the disclosure of which would reasonably be expected, based on the written advice of qualified outside legal counsel, to either adversely affect the attorney-client privilege between the Company and its legal counsel or require the Company to file a Form 8-K with the Commission (as defined below) under applicable law or (b) the disclosure of which would breach a confidentiality obligation of the company; provided further that the Purchaser agrees to maintain the confidentiality of the information received pursuant to this Section 5(e) in accordance with the same terms and obligations as set forth in the most recent nondisclosure agreement between the Purchaser and the Company, mutatis mutandis. The Company agrees that it will not provide the Purchaser with any information subject to the provisions of this Section 5(e) except upon the written request of the Purchaser.

(f)Upon demand by the Purchaser, and receipt of a summary invoice therefor with wire instructions, the Company shall pay the fees and expenses of the Purchaser’s outside legal counsel incurred in connection with this Agreement, the Note and the transactions contemplated hereby, in an amount not to exceed, in the aggregate, $100,000 (One Hundred Thousand Dollars).

Section 6.Registration Rights.
(a) If, as of the Conversion Date (as defined in the Note), the Note has converted into the Shares, and the Purchaser is an “affiliate” of the Company within the meaning of Rule 144 or the Shares issued upon conversion of the Note are not then eligible to be resold by the Purchaser without any volume, manner-of-sale or other limitations under Rule 144 (whether because the applicable holding period has not been satisfied, adequate current public information is not available, or otherwise), then the Company shall cause all Shares issued or issuable upon such conversion to be registered for resale, without any volume, manner-of-sale or other limitations, under a valid and effective registration statement filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act (the “Resale Registration Statement”), as of the Conversion Date. The Resale Registration Statement may be filed on Form S-1 or Form S-3 (including a shelf registration statement on Form S-3), subject in each case to the Company’s eligibility to use the applicable form. The Company shall use its reasonable best efforts to prepare and file the Resale Registration Statement with the Commission and to cause it to be declared or otherwise become effective as promptly as practicable, and in any event so that all such Shares are registered for resale as of the Conversion Date. The Company’s obligation to include the Purchaser’s Shares in the Resale Registration Statement is contingent upon the Purchaser furnishing in writing to the Company such information regarding the Purchaser and the intended method of disposition of the Shares as shall be reasonably requested by the Company to effect the registration of such Shares, and the Purchaser shall execute such documents in connection with the resale of the Shares as the Company’s transfer agent may reasonably request. The Company agrees to use reasonable best efforts to keep the Resale Registration Statement (or a successor or replacement registration statement, including a shelf registration statement on Form S-3 upon the Company becoming eligible to use such form) continuously effective with respect to the Purchaser (including, without limitation, by filing any related prospectus supplements or post-effective amendments necessary to ensure that the Resale Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading) until the earlier of (x) the date on which the Purchaser ceases to hold any Shares and (y) the first date on which the Purchaser is able to sell all of its Shares without volume or manner-of-sale limitations pursuant to Rule 144. All costs and expenses incident to the Company’s performance of, or compliance with, its registration obligations under this Section 6, including all registration and filing fees, printing expenses, and fees and expenses of the Company’s counsel, accountants and transfer agent, shall be borne solely by the Company. Notwithstanding the foregoing, the Company shall be entitled to delay or postpone the effectiveness of the Resale Registration Statement, and from time to time to require the Purchaser not to sell under the Resale Registration Statement or to suspend the effectiveness thereof, if it reasonably determines in good faith that, in order for the Resale Registration Statement not to contain a material misstatement or omission, (i) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or (ii) another event has occurred that the Company’s board of directors reasonably and in good faith believes would require additional disclosure by the Company in the Resale Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Resale Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, to cause the Resale Registration Statement to fail to comply with applicable disclosure requirements (such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Resale Registration Statement on more than two occasions or for more than 90 consecutive calendar days, or more than 120 calendar days in the aggregate, in each case during any 12-month period. Upon receipt of written notice from the Company (which notice shall not contain any material non-public information regarding the Company) of the happening of any Suspension Event during the period that the Resale Registration Statement is effective, the Purchaser hereby agrees that (i) it will immediately discontinue offers and sales of the Shares under the Resale Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Purchaser receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) and receives notice that any post-effective amendment has become effective or is otherwise advised in writing by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law, legal process or the rules and regulations of any national securities exchange. The Purchaser shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Shares.

(b) The Company shall advise the Purchaser as expeditiously as possible and within five business days after:

(i) a Resale Registration Statement or any amendment thereto has been filed with the Commission and when such Resale Registration Statement or any post-effective amendment thereto has become effective;

(ii) any request by the Commission for amendments or supplements to any Resale Registration Statement or the prospectus included therein or for additional information;

(iii) the issuance by the Commission of any stop order suspending the effectiveness of any Resale Registration Statement or the initiation of any proceedings for such purpose;

(iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) subject to the provisions in this Agreement, the occurrence of any event that requires the making of any changes in any Resale Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, when so advising the Purchaser of such events, the Company shall not be obligated, to provide any Purchaser with any material, nonpublic information regarding the Company, nor shall the Company provide any Purchaser with any such material, nonpublic information regarding the Company without the Purchaser’s prior written consent (e-mail being sufficient), in each case other than to the extent that providing notice to the Purchaser of the occurrence of the events listed in (i) through (v) above constitutes material, nonpublic information regarding the Company.

(c) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Resale Registration Statement as soon as reasonably practicable.

(d) Upon the occurrence of any Suspension Event, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of the Resale Registration Statement as contemplated by this Agreement, the Company shall use its reasonable best efforts to as soon as reasonably practicable prepare a post-effective amendment to the Resale Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) The Company shall provide the Purchaser with a reasonable opportunity to review disclosure regarding the Purchaser, this Agreement, the Note and any related transaction involving the sale of the Shares by the Purchaser in the Resale Registration Statement prior to the filing or submission of such Resale Registration Statement and consider in good faith any reasonable comments of the Purchaser.

(f) With a view to making available to the Purchaser the benefits of Rule 144, the Company shall, for so long as the Purchaser holds the Note or any Shares, use its reasonable best efforts to: (i) make and keep current public information available, within the meaning of Rule 144, including by timely filing all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act; (ii) furnish to the Purchaser, promptly upon request, a written statement by the Company as to its compliance with the current public information requirements of Rule 144 and the reporting requirements of the Securities Act and the Exchange Act; and (iii) promptly, and in any event within two (2) business days following the delivery by the Purchaser of any Shares to the Company or its transfer agent together with any documentation reasonably required to establish that such Shares may be sold under Rule 144 without volume or manner-of-sale limitations (which may include a customary broker’s or seller’s representation letter and, if reasonably required by the transfer agent, an opinion of the Company’s counsel, which opinion the Company shall cause to be delivered at its expense), cause the removal of any restrictive legend from, and cause its transfer agent to remove any stop-transfer instruction with respect to, such Shares. All costs and expenses incurred in connection with the foregoing shall be borne solely by the Company.

Section 7.     Survival. The representations, warranties and covenants (other than those covenants that by their nature would be satisfied at the Closing) of the Company, the Operating Subsidiary and the Purchaser contained in this Agreement or in any certificate delivered hereunder or any other document or agreement executed or delivered in connection herewith shall survive the Closing hereunder.

Section 8. Notices. All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (a) on the date delivered if delivered in person, (b) on the date of delivery if delivered by facsimile or email during business hours, or on the next business day if delivered by facsimile or email outside of business hours, in each case upon confirmation of receipt, (c) on the third (3rd) business day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (d) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

If to the Company:

Silvaco Group, Inc.
4701 Patrick Henry Drive, Building #23
Santa Clara, CA 95054
Attention: General Counsel
Email: Legal@silvaco.com

With a copy to:

Silvaco Group, Inc.
4701 Patrick Henry Drive, Building #23
Santa Clara, CA 95054
Attention: Christopher Zegarelli
Email: chris.zegarelli@silvaco.com

If to the Purchaser, as provided on the applicable signature pages hereto.

Or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 8.

Section 9. Entire Agreement. This Agreement embodies the entire agreement and understanding, and supersedes all prior agreements and understandings, between the parties hereto with respect to in respect of the subject matter contained herein. No party to this Agreement shall have any legal obligation to enter into the transactions contemplated hereby unless and until this Agreement shall have been executed and delivered by each of the parties.

Section 10. Indemnification. To the fullest extent permitted by law, each party hereto hereby agrees to indemnify and hold harmless the other party, its affiliates, and their respective directors, officers and authorized agents from and against any and all losses, claims, damages, expenses and liabilities relating to or arising out of any breach of any representation, warranty, covenant or undertaking made by or on behalf of such party in this Agreement.

Section 11. Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby).

Section 12. WAIVER OF JURY TRIAL IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

Section 13. Specific Performance. Each of the Company and the Purchaser will be entitled to an injunction and other equitable relief, without the need to post any bond or other security, to specifically enforce any term of this Agreement.

Section 14. Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party.

Section 15. Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect under the applicable law of any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

Section 16. Miscellaneous.

(a)    Notwithstanding any term to the contrary herein, no person other than the Company or the Purchaser, or their respective successors, shall be entitled to rely on and/or have the benefit of, as a third-party beneficiary or under any other theory, any of the representations, warranties, agreements, covenants or other provisions of this Agreement.

(b)    The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

(c) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument. This Agreement may be executed by facsimile, .pdf or electronic signature and a facsimile, .pdf or electronic signature shall constitute an original for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused Agreement to be executed by its duly authorized officer as of the date first written above.

SILVACO GROUP, INC.

By: /s/ Dr. Walden C. Rhines
Name: Dr. Walden C. Rhines
Title: Chief Executive Officer

MICRON TECHNOLOGY, INC.

By: /s/ Henry Huang
Name: Henry Huang
Title: Sr. Principal, Venture Capital